UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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Greencity Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GREENCITY ACQUISITION CORPORATION
505 Eshan Road, Floor 6,

Pudong New District,

Shanghai, 200120

Phone: +86 (21) 2025-7919

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER [•], 2022

TO THE SHAREHOLDERS OF GREENCITY ACQUISITION CORPORATION:

You are cordially invited to attend the 2022 Annual General Meeting of shareholders of Greencity Acquisition Corporation (“Greencity,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on October [•], 2022 (the “Annual General Meeting”).

The Annual General Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/greencityacquisition/2022. We are pleased to utilize the virtual shareholder meeting technology to (i) provide ready access and cost savings for our shareholders and the Company; and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel Coronavirus. The virtual Meeting format allows attendance from any location in the world.

As an annual general meeting of the Company’s shareholders, the Annual General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to elect four directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified (the “Proposal 1” or “Election of Directors Proposal”);

2.	a proposal to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Proposal 2” or “Ratification of Appointment of Independent Auditor Proposal”);

3.	a proposal to amend Greencity’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Greencity must consummate a business combination (the “Extension”) to April 28, 2023 (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 48.7 and Section 48.8 thereof and replacing them with the new Section 48.7 and Section 48.8 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 3” or “Extension Proposal”); and

4.	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 4” or “Adjournment Proposal”).

Each of the Election of Directors Proposal, the Ratification of Appointment of Independent Auditor Proposal, the Extension Proposal and the Adjournment Proposal more fully described in the accompanying proxy statement.

As routine matters for the Annual General Meeting, shareholders will vote to elect four directors to continue to serve on the Board of Directors and ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The purpose of the Extension Proposal is to allow Greencity more time to complete an initial business combination. Our Amended and Restated Memorandum and Articles of Association provide that Greencity has 27 months from the consummation of the IPO to complete a business combination. While we are currently in discussions with respect to several business combination opportunities, our board of directors (the “Board”) believes that there may not be sufficient time before October 28, 2022 (the current expiration date) to complete a business combination. Accordingly, our Board believes that in order to be able to consummate an initial business combination, we need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which Greencity must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in this prospective transaction. In the event that Greencity enters into a definitive agreement for a business combination prior to the Annual General Meeting, Greencity will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) announcing the definitive agreement for the proposed business combination.

Holders (“public shareholders”) of Greencity’s ordinary shares (“Public Shares”) sold in its initial public offering (“IPO”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of Greencity’s ordinary shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by Greencity’s Amended and Restated Memorandum and Articles of Association and Greencity also believes that such redemption right protects Greencity’s public shareholders from having to sustain their investments for an unreasonably long period if Greencity fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The per-share pro rata portion of the trust account was approximately [•] as of September [•], 2022. The closing price of Greencity’s shares on September [•], 2022 was $[•]. Greencity cannot assure shareholders that they will be able to sell their shares of Greencity in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If the Extension Proposal is not approved and we do not consummate a business combination by October 28, 2022, in accordance with our Amended and Restated Memorandum and Articles of Association, or if the Extension Proposal is approved and we do not consummate a business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Election of Directors Proposal, the Ratification of Appointment of Independent Auditor Proposal and the Adjournment Proposal will be required to approve such proposals. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

Our Board has fixed the close of business on September 1, 2022 (the “Record Date”) as the record date for determining Greencity shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of Greencity’s ordinary shares on that date are entitled to notice of and to vote at the Annual General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Election of Directors Proposal, the Rafitication of Appointment of Independent Auditor Proposal, the Extension Proposal and the Adjournment Proposal are fair to and in the best interests of Greencity and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Annual General Meeting. Whether or not you plan to attend the Annual General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Annual General Meeting.

Dated: September [•], 2022

By Order of the Board of Directors

Jinlong Liu
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Annual General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on October 18, 2022: This Notice of Annual General Meeting and the accompanying proxy statement are available at http://www.cstproxy.com/greencityacquisition/2022.

GREENCITY ACQUISITION

CORPORATION
505 Eshan Road,

Floor 6,

Pudong New District,

Shanghai, 200120

People’s Republic of China

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER [•], 2022

PROXY STATEMENT

The 2022 Annual General Meeting (the “Annual General Meeting”) of shareholders of Greencity Acquisition Corporation (“Greencity,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time on October [•], 2022. The Annual General Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast.

The Annual General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	a proposal to elect four directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified (the “Proposal 1” or “Election of Directors Proposal”);

2.	a proposal to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Proposal 2” or “Ratification of Appointment of Independent Auditor Proposal”);

3.	a proposal to amend Greencity’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which Greencity must consummate a business combination (the “Extension”) to April 28, 2023 (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 48.7 and Section 48.8 thereof and replacing them with the new Section 48.7 and Section 48.8 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 3” or “Extension Proposal”); and

4.	a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 4” or “Adjournment Proposal”).

As routine matters for the Annual General Meeting, shareholders will vote to elect four directors to continue to serve on the Board of Directors and ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Extension Proposal is essential to the overall implementation of the Board’s plan to extend the date by which Greencity must complete an initial business combination. The purpose of the Extension Proposal is to allow Greencity more time to complete an initial business combination. In the event that Greencity enters into a definitive agreement for a business combination prior to the Annual General Meeting, Greencity will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) announcing the definitive agreement for the proposed business combination.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Election of Directors Proposal, the Ratification of Appointment of Independent Auditor Proposal and the Adjournment Proposal will be required to approve such proposals. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal.

If the Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.033 for each public share that is not redeemed (the “Initial Contribution”) in connection with the Annual General Meeting plus (ii) $0.033 for each public share that is not redeemed in connection with the Annual General Meeting for each subsequent calendar month on the 28th day of each subsequent month, or portion thereof, that is needed by Greencity to complete an initial business combination until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if Greencity takes until April 28, 2023 to complete its business combination, which would represent six calendar months, our sponsor or its designees would make aggregate maximum Contributions of $776,546.1 or $0.20 per share (assuming no public shares were redeemed). Assuming the Extension Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the Annual General Meeting. Each Additional Contribution will be deposited in the trust account within thirty calendar days thereafter (or portion thereof). The Contributions are conditioned upon the implementation of the Extension Proposal. The Contributions will not occur if the Extension Proposal is not approved or the Extension is abandoned. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Proposal, will not be put before the shareholders at the Annual General Meeting and, unless we can complete an initial business combination by October 28, 2020, we will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.

Holders (“public shareholders”) of Greencity’s ordinary shares sold in its IPO (“Public Shares”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholder votes in regard to the Extension Proposal, or whether they were holders of Greencity ordinary shares on the record date or acquired such shares after such date. Greencity believes that such redemption right protects Greencity’s public shareholders from having to sustain their investments for an unreasonably long period if Greencity fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved and implemented, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two (2) business days prior to the Annual General Meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[•] that was in the trust account as of September [•], 2022. In such event, Greencity may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is not approved and we are unable to consummate our initial business combination by October 28, 2022, we will distribute the aggregate amount then on deposit in the trust account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Law of the Cayman Islands. In that case, investors may be forced to wait beyond October 28, 2022 before the redemption proceeds of our trust account become available to them and they receive the return of their pro rata portion of the proceeds from our trust account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to October 28, 2022. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination prior to October 28, 2022.

You are also being asked to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Annual General Meeting is September 1, 2022. Record holders of Greencity ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Annual General Meeting. On the Record Date, there were 5,181,950 outstanding ordinary shares of Greencity, including 3,921,950 outstanding Public Shares. Greencity’s warrants do not have voting rights.

This proxy statement contains important information about the Annual General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated September [•], 2022 and is first being mailed to shareholders on or about that date.

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Annual General Meeting to be held on October [•], 2022 at 10:00 a.m., Eastern Time on a virtual basis, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual General Meeting.

Q. What is being voted on?	A.

You are being asked to consider and vote on the following proposals:

●     a proposal to elect four directors to serve as members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified (the “Proposal 1” or the “Election of Directors Proposal”);

●     a proposal to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Proposal 2” or the “Ratification of Appointment of Independent Auditor Proposal”);

●     a proposal to amend Greencity’s Amended and Restated Memorandum and Articles of Association to extend the date by which Greencity must consummate a business combination (the “Extension”) to April 28, 2023 (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 48.7 and Section 48.8 thereof and replacing them with the new Section 48.7 and Section 48.8 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 3” or the “Extension Proposal”); and

●     a proposal to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Extension Proposal (the “Proposal 4” or the “Adjournment Proposal”).

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR ALL” for the Election of Directors Proposal, “FOR” the Ratification of Appointment of Independent Auditor Proposal, “FOR” the Extension Proposal, and “FOR” the Adjournment Proposal.

Q. Why is the Company proposing the Extension Proposal?	A.

Greencity’s Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination consummated on or before October 28, 2022.

While Greencity is currently in discussions with respect to business combination opportunities, Greencity has not yet executed a definitive agreement for an initial business combination. Greencity does not expect be able to consummate such a business combination by October 28, 2022.

Because Greencity may not be able to conclude an initial business combination within the permitted time period, Greencity has determined to seek shareholder approval to extend the date by which Greencity must complete an initial business combination.

Q. Why should I vote for the Extension Proposal?	A.

The Board believes that given Greencity’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination to date. Accordingly, our Board is proposing the Extension Proposal to extend the date by which Greencity must complete an initial business combination until the Extended Date and to allow for the Election.

Greencity’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares which are present (in person or by proxy) and which vote at the Annual General Meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond October 28, 2022, except in connection with, and effective upon consummation of, an initial business combination. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect Greencity shareholders from having to sustain their investments for an unreasonably long period if Greencity failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Greencity’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Greencity is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with Greencity’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

Q. How do the Greencity insiders intend to vote their shares?	A.

All of Greencity’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Greencity’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 1,000,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by Greencity’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, Greencity’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 1,000,000 founder shares and 260,000 private placement units, representing approximately 24.31% of Greencity’s issued and outstanding ordinary shares.

Greencity’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal. Any Public Shares held by or subsequently purchased by affiliates of Greencity may be voted in favor of the Extension Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposal is approved?	A.

If the Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.033 for each public share that is not redeemed in connection with the shareholder vote on the Extension Proposal (the “Initial Contribution”) plus (ii) $0.033 for each public share that is not redeemed for each subsequent calendar month (commencing on the 29th day of each subsequent month), or portion thereof, that is needed by Longevity to complete an initial business combination from October 28, 2022 (the date by which Greencity is currently required to complete its business combination) until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). For example, if Longevity takes until April 28, 2023 to complete its business combination, which would represent six (6) calendar months, our sponsor, or its designees, would make aggregate maximum Contributions of approximately $776,546,1, or $0.20 per share (assuming no public shares were redeemed). Assuming the Extension Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the Annual General Meeting. Each Additional Contribution will be deposited in the trust account established in connection with the IPO within thirty calendar days from the beginning of such calendar month (or portion thereof). The Contributions are conditioned upon the implementation of the Extension Proposal. The Contributions will not occur if the Extension Proposal is not approved or the Extension is abandoned. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination.

If our sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Proposal will not be put before the shareholders at the Annual General Meeting and we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Q. Will you seek any further extensions to liquidate the trust account?	A.

Other than the extension until the Extended Date as described in this proxy statement, Greencity does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. Greencity has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Greencity ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Annual General Meeting. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date upon a liquidation of the Company.

Q. What happens if the Extension Proposal is not approved?	A.

If the Extension Proposal is not approved and we have not consummated an initial business combination by October 28, 2022, or if the Extension Proposal is approved and we have not consummated an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by October 28, 2022.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if we fail to complete our initial business combination by October 28, 2022.

Q. If the Extension Proposal is approved, what happens next?	A.

If the Extension Proposal is approved, the Company has until the Extended Date to complete its initial business combination.

If the Extension Proposal is approved, we will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

We may not implement the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the Election.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Extension Proposal is approved and the amount remaining in the trust account may be only a small fraction of the current amount that was in the trust account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, and warrants will remain publicly traded.

If the Extension Proposal is approved and public shareholders elect to redeem their Public Shares, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Greencity’s ordinary shares held by Greencity’s officers, directors, initial shareholders and their affiliates.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Annual General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Annual Annual Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Greencity’s Secretary prior to the date of the Annual General Meeting or by voting online at the Annual General Meeting. Attendance at the Annual General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 505 Eshan Road, Floor 6, Pudong New District, Shanghai, 200120, Attn: Secretary.

Q If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposal 1 and 2 are discretionary items and Proposals 3 and 4 are “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have the effect of a vote “AGAINST” the Extension Proposal and will have no effect on the other proposals.

Q What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum will be present for the Annual General Meeting if there are present in person or by proxy not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual General Meeting online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual General Meeting may adjourn the Annual General Meeting to another date.

Q Who can vote at the Annual General Meeting?	A.

Only holders of record of Greencity’s ordinary shares at the close of business on September 1, 2022 (the “Record Date”) are entitled to have their vote counted at the Annual General Meeting and any adjournments or postponements thereof. On the Record Date, 5,181,950 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with Greencity’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Annual General Meeting or vote by proxy. Whether or not you plan to attend the Annual General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q Does the Board recommend voting for the approval of the Extension Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Proposals 1, 2, 3 and 4 are fair to and in the best interests of Greencity and its shareholders. The Board recommends that Greencity’s shareholders vote “FOR ALL” for the Proposal 1 and “FOR” the Proposals 2, 3 and 4.

Q What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.

Greencity’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Extension Proposal — Interests of Greencity’s Sponsor, Directors and Officers.”

Q What happens to the Greencity warrants if the Extension Proposal is not approved?	A.	If the Extension Proposal is not approved, we will automatically wind up, liquidate and dissolve effective starting on October 28, 2022. In such event, your warrants will become worthless.

Q What happens to the Greencity warrants if the Extension Proposal is approved?	A.

If the Extension Proposal is approved, Greencity will continue to attempt to consummate an initial business combination with potential targets until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Q What do I need to do now?	A.

Greencity urges you to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the proposals will affect you as a Greencity shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q How do I attend a Virtual Annual Meeting?	A.

You will need your control number for access. If you are a registered holder and you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Q How do I vote?	A.

If you are a holder of record of Greencity Public Shares, you may vote online at the Annual General Meeting or by submitting a proxy for the Annual General Meeting. Whether or not you plan to attend the Annual General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual General Meeting and vote online if you have already voted by proxy.

If your shares of Greencity are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q How do I exercise my redemption rights?	A.

If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Date.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, at least two business days prior to the Annual General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Annual General Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the Annual General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Annual General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q What should I do if I receive more than one set of voting materials?	A.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Greencity shares.

Q Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Greencity Acquisition Corporation

505 Eshan Road, Floor 6,

Pudong New District,

Shanghai, 200120

Phone: +86 (21) 2025-7919

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•     discuss future expectations;

•     contain projections of future results of operations or financial condition; or

•     state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Greencity’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Greencity or any person acting on Greencity’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Greencity undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On July 28, 2020, we consummated the IPO of 4,000,000 units (each, a “Unit” and collectively, the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share, and one redeemable warrant of the Company, with each such warrant entitling the holder thereof to purchase one-half of one ordinary share for $11.50 per share. The units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $40,000,000. Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 260,000 units (the “Private Placement Units”) to Cynthia Management Corporation at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,600,000.

On July 24, 2020, our units commenced trading on the NASDAQ Capital Market, or NASDAQ, under the symbol “GRCYU”. Commencing August 28, 2020, the ordinary shares and warrants are separately traded on NASDAQ under the symbols “GRCY” and “GRCYW,” respectively.

In February 2019, our sponsor, Cynthia Management Corporation, purchased an aggregate of 1,150,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.02 per share. An aggregate of 150,000 ordinary shares were forfeited subsequently. The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the trust account.

On April 18, 2022, the Company held an Extraordianry General Meeting at which the Company’s stockholders approved the proposal to extend the date by which Greencity has to consummate a a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses from April 28, 2022 to October 28, 2022. In connection with the vote to approve the extension, the holders of 78,050 shares of the Company’s ordinary shares properly exercised their right to redeem their shares.

The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the Company, computed by reference to the closing sales price for the ordinary shares on September [•], 2022, as reported on The Nasdaq Capital Market, was approximately $[•].

As of September [•], 2022, we had approximately $[•] in the trust account. As of September [•], 2022, $[•]of cash was held outside of the trust account and is available for working capital purposes.

The mailing address of Greencity’s principal executive office is 505 Eshan Road, Floor 6, Pudong New District, Shanghai, China 200120, and its telephone number is +86 (21) 2025-7919.

Greencity is currently in discussions to complete a business combination that will qualify as an initial business combination under its Amended and Restated Memorandum and Articles of Association. In the event that Greencity enters into a definitive agreement for a business combination prior to the Annual General Meeting, Greencity will issue a press release and file a Current Report on Form 8-K with the SEC announcing the definitive agreement for the proposed business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

RISK FACTORS

Shareholders should carefully consider the following risk factors, together with other risk factors disclosed in Company’s annual report on Form 10-K filed on March 31, 2022 and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

The fact that our sponsor is, is controlled by, and has substantial ties with a non-U.S. person could impact our ability to complete our initial business combination.

Our sponsor, Yolanda Management Corporation, is controlled by our Chairman and Chief Executive Officer Jinlong Liu, who is a Chinese citizen. Our sponsor owns approximately 24.31% of the outstanding shares of the Company. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. As a result, this may limit the pool of acquisition candidates we may acquire in the United States, in particular, relative to other special purpose acquisition companies that are not subject to such restrictions, which could make it more difficult and costly for us to consummate a business combination with a target business operating in the United States relative to such other companies.

In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the cash held in the trust account, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

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In addition, we may have imposed upon us burdensome requirements, including:

•	registration as an investment company;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the trust account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or  in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. This offering is not intended for persons who are seeking a return on investments in government securities or investment securities. The trust account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 18 months from the closing of this offering or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 18 months from the closing of this offering, our return of the funds held in the trust account to our public stockholders as part of our redemption of the public shares. Stockholders who do not exercise their redemption rights in connection with an amendment to our certificate of incorporation would still be able to exercise their redemption rights in connection with a subsequent business combination. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation. If we are unable to complete our initial business combination, our public stockholders may receive only approximately $10.30 per share on the liquidation of our trust account and our warrants will expire worthless.

Notwithstanding the foregoing, as indicated above, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The SEC’s proposed rules would provide a safe harbor for companies like our company from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the Cmpany to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the Company’s registration statement for its initial public offering. The Company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

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PROPOSAL 1 THE ELECTION OF DIRECTORS PROPOSAL

Our Board currently consists of one class of four directors, with all directors elected to serve a one-year term.

At the Annual General Meeting, stockholders are being asked to elect four directors to serve as members of our Board to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Jinlong Liu, Anxin wang, Zhijie Wang and Chao liu are the nominees of directors of the Company who are standing for election or re-election at the Annual General Meeting.

The table below sets forth the name, age and position of each nominee for director.

Name	Age	Position
Jinlong Liu	31	Chairman and Director
Anxin Wang	47	Director
Zhijie Wang	36	Director
Chao Liu	38	Director

The following sets forth information regarding each nominee:

Jinlong Liu, our Chairman since December 2019 and our Chief Executive Officer since July 2021, has been serving as chairman of Shanghai Midai Investment Group, an investment group in Shanghai, focusing on auto finance, real estate investment and investments relating to logistics, tourism and individual transportation, since August 2016. Mr. Liu has also served as chief executive officer of Shanghai Midai Automobile Corp., a subsidiary of Shanghai Midai Investment Group, dealing with auto sales, rental, finance and repairs, as well as gasoline trade, since June 2015. From 2009 to 2015, Mr. Liu served as the manager of Ye Chiu Resources Ltd., specializing in the manufacturing and exportation of aluminum materials in China. From 2010 to 2012, Mr. Liu was employed by Jianhua Group Ltd., a trade, finance, retail and construction company in China. From 2012 to 2015, Mr. Liu was employed by Pingan Group., a finance group in China. Mr. Liu received his Bachelor degree of Environmental Engineering from Jiangsu University. We believe Mr. Liu is qualified to serve on our board of directors because of his extensive management, investment and financial background.

Dr. Anxin Wang, age 47, has served as our independent director since August 2021. Mr. Wang has served as General Manager of Strategic Development Division of Zhenyan Asset Management Company, in China since July 2020. From March 2018 to July 2020, Dr. Wang served as the Chairman of the Investment and Financing Committee of Deepblue Technology Company in China. From February 2017 to February 2018, Dr. Wang served as Director of Industry Research in Pengxin Global Resource Company, a listed company in China (stock code:600470). From April 2016 to February 2017, Dr. Wang served as senior director of Strategic Development Center of Xiexin Holding Group in China. From June 2014 to April 2016, Dr. Wang served as General Manager of Research and Development Center of Zhongtai Trust Company Ltd. Dr. Wang received his Bachelor of Economics degree from Shanghai University in 1998, Master of Financial degree from East China Normal University in 2001, and Doctor of Financial degree from Fudan University in 2006. We believe Dr. Wang is well qualified to serve on our Board of Directors and Chairman of Audit Committee because of his extensive business and management experience in China.

Zhijie Wang, age 36, has served as our independent director since July 2021. Mr. Wang has served as secretary of the board of Jiangsu China Federation Transportation Industry Group Co., Ltd. since July 2020. From April 2019 to June 2020, Mr. Wang has served as the secretary of board of directors of CAR-T (Shanghai) Biotechnology Co., Ltd. Previously, Mr. Wang was secretary of the board of directors and director of Huatai Jewelry Development (Shanghai) Co., Ltd. from October 2015 to March 2019. Prior to that, Mr. Wang was a manager of Shanghai SASAC from July 2008 to September 2015. Mr. Wang received his MBA degree from Shanghai Fudan University in 2018 and his Bachelor of Business Management degree from Shanghai Maritime University in 2008. We believe Mr. Wang is well qualified to serve on our Board of Directors because of his extensive experience and strong expertise in finance, investment and capital markets.

Chao Liu, age 38, has served as a member of our board of directors since July 2020. Mr. Liu has served as the director of Shanghai Midai Investment Group since December 2018. From August 2016 to December 2018, Mr. Liu served as General Manager of Zhong Fei Finance & Leasing Corp. From August 2015 to August 2016, he served as South China General Manager at Zhong Rong International Trust Corp. From August 2006 to July 2015, he served as General Manager of Chengdu Chaotuo Culture Media Corp. Mr. Liu received a B.A. in Business Administration Science from South West University of Finance and Economics in China. We believe Mr. Liu is well qualified to serve on our board of directors because of his extensive business and management experience in China.

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There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among any of the directors or the executive officers of the Company.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons (excluding executive officer compensation which is determined by the compensation committee) are presented to, reviewed and approved by the audit committee. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the audit committee deems relevant.

Review, Approval or Ratification of Transactions with Related Persons

Our Board appointed an audit committee consisting of independent directors. This committee, among other duties, is charged to review, and if appropriate, ratify all agreements and transactions which had been entered into with related parties, as well as review and ratify all future related party transactions.

Vote Required

If a quorum is present, directors are elected by a plurality of the votes cast, in person or by proxy. This means that the four nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person at the Annual General Meeting and broker non-votes will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOUR NOMINEES TO THE BOARD.

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PROPOSAL 2 THE RATIFICATION OF

APPOINTMENT OF INDEPENDENT AUDITOR PROPOSAL

The Audit Committee of our Board is responsible for the selection of our independent registered public accounting firm. The Audit Committee has determined to appoint the public accounting firm of Friedman LLP, Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022. Although our Audit Committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board is submitting the selection of Friedman LLP to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of Friedman LLP. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Friedman LLP that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. No representative of Friedman LLP is expected to be present in person or by electronic conferencing at the Annual General Meeting.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by Friedman LLP for audit and non-audit services rendered to us in 2021 and 2020. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	2021	2020
Audit Fees	$91,930	$63,206
Audit-Related Fees	—	—
Tax Fees	—	—
Total Fees	91,930	63,206

Audit Fees. We paid aggregate fees of $ 91,930 and $63,206 for the fiscal years ended December 31, 2021 and 2020, respectively, to Friedman LLP and Marcum LLP respecitvely for professional services rendered by such firm for the audit and review of the financial statements included in our annual report on Form 10-K and for the review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. We paid aggregate fees of $0 and $0 for the fiscal years ended December 31, 2021 and 2020, respectively, to Friedman LLP.

Tax Fees. We paid aggregate fees of $0 and $0 for the fiscal years ended December 31, 2021 and 2020, respectively, to Friedman LLP for professional services rendered for tax compliance, tax advice and tax planning. No tax services were provided by Friedman LLP during such periods.

All Other Fees. We did not pay any fees to Friedman LLP. for any other professional services during the fiscal years ended December 31, 2021 and 2020.

Board of Directors Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present his decisions to the full Audit Committee at the first meeting following such decision. All audit and non-audit services performed by Friedman LLP during fiscal years 2021 and 2020 were pre-approved pursuant to the procedures outlined above. Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

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PROPOSAL 3 THE EXTENSION PROPOSAL

Greencity is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which Greencity must consummate an initial business combination from October 28, 2022 to April 28, 2023.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Greencity more time to complete its initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension Proposal is not approved and we have not consummated an initial business combination by October 28, 2022, or if the Extension Proposal is approved and we have not consummated an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by October 28, 2022.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of Greencity is attached to this proxy statement as Annex A.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Company has until October 28, 2022 to effect a business combination under its terms. While we are currently in discussions regarding initial business combination opportunities, our Board currently believes that there will not be sufficient time before October 28, 2022 to complete such initial business combination. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Extension Proposal is required to extend our corporate existence for an additional six (6) monts to April 28, 2023, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete a business combination beyond October 28, 2022 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding an initial business combination thus far, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial business combination by October 28, 2022 in accordance with our Amended and Restated Memorandum and Articles of Association, we will automatically wind up, dissolve and liquidate starting on October 28, 2022.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such founder shares. There will be no distribution from the trust account with respect to Greencity’s warrants, which will expire worthless in the event we wind up.

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If the Extension Proposal is Approved

If the Extension Proposal is approved, Greencity will file an amended and restated Memorandum and Articles of Association in accordance with the Cayman Island law, incorporating the amendment set forth in Annex A hereto. Greencity will remain a reporting company under the Exchange Act and its Units, issued and outstanding Public Shares, and warrants will remain publicly traded. Greencity will then continue to work to execute a definitive agreement for an initial business combination and complete such a business combination by the Extended Date.

If the Extension Proposal is approved, but Greencity does not consummate an initial business combination by the Extended Date (April 28, 2023), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by April 28, 2023.

Approval of the Extension Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Greencity’s net asset value based on the number of shares that seek redemption. Greencity cannot predict the amount that will remain in the trust account if the Extension Proposal is approved. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal and the Election by public shareholders to redeem their Public Shares.

Redemption Rights

If the Extension Proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. Greencity has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Greencity ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Annual General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION PROPOSAL. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Francis Wolf, at least two (2) business days prior to the vote for the Extension Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Annual General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Annual General Meeting.

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Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders such holdser’s shares and decides prior to the vote at the Annual General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Annual General Meeting. The closing price of Geencity’s shares on the Record Date, March 4, 2022 was $10.36.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. If the Extension Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Annual General Meeting as described above.

The Board’s Reasons for the Extension Proposal

If the Extension Proposal is approved by the requisite vote of shareholders, after the Withdrawal Amount has been removed from the trust account, the remaining holders of Public Shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of the Company’s initial business combination. In addition, public shareholders who vote for the Extension Proposal and do not elect to exercise their redemption rights will have the opportunity to participate in any liquidation distribution if the Company has not completed such business combination by the Extended Date. However, the Company will not proceed with the Extension Proposal, if after the Election, the Company fails to have net tangible assets greater than $5,000,001.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, Greencity and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

Interests of Greencity’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•       the fact that our sponsor holds 1,000,000 founder shares and 260,000 private placement units that would expire worthless if a business combination is not consummated;

•       In order to finance transaction costs in connection with an intended initial business combination, our initial shareholders, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. Such promissory notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of  $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares if $1,500,000 of such notes were so converted, as well as 150,000 warrants to purchase 75,000 shares).

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•       the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

All of the current members of our Board are expected to continue to serve as directors of the Company at least through the date of the Annual General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Annual General Meeting and which voted on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of Greencity’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the record date, directors and executive officers of Greencity and their affiliates beneficially owned and were entitled to vote 1,260,000 ordinary shares of Greencity representing approximately 24.31% of Greencity’s issued and outstanding ordinary shares.

In addition, Greencity’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Greencity in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Greencity held by affiliates will be voted in favor of the Extension Proposal. As th Extension Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

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PROPOSAL 4 THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Annual General Meeting (who has agreed to act accordingly) to adjourn the Annual General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Proposals 1, 2 and 3. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Annual General Meeting shall not adjourn the Annual General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Proposal 1, 2 and 3.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Annual General Meeting will be required to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposal 1, 2 and 3. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

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THE ANNUAL GENERAL MEETING

Date, Time and Place. The Annual General Meeting of Greencity’s shareholders will be held at 10:00 a.m., Eastern Time on October [•], 2022 on a virtual basis.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Annual General Meeting, if you owned Greencity ordinary shares at the close of business on September 1, 2022, the Record Date for the Annual General Meeting. You will have one (1) vote per proposal for each Greencity share you owned at that time. Greencity warrants do not carry voting rights.

Votes Required. The affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Annual General Meeting and are voted will be required to approve the Proposal 1, 2 and 4. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Proposal 3 will be required to approve the Proposal 3. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As proposals 3 and 4 are not “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposals 3 and 4.

At the close of business on the record date, there were 5,181,950 issued and outstanding ordinary shares of Greencity each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Extension Proposal approved, you should vote against such Proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid within ten (10) business days after the shareholder Meeting which is scheduled for October [•], 2022, you must vote for or against the Extension Proposal and demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Annual General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7500 and expenses, for its services in connection with the Annual General Meeting.

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CORPORATE GOVERNANCE

Meetings of the Board of Directors; Independence and Committees

During the fiscal year ended December 31, 2021, the Greencity board of directors (the “Board of Directors” or the “Board”) met on five occasions. No member of the Board of Directors or any committee failed to attend at least, or participated in fewer 100% of the meetings of the Board or of a committee on which such member serves. During all of the regularly scheduled meetings in fiscal year 2020, the Board of Directors met in executive session where only the independent directors were present without any members of management.

The listing rules established by the Nasdaq Stock Market require that a majority of the members of a listed company’s Board of Directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board of Director’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. The Nominating annually reviews the independence of all directors and nominees for director, including relevant transactions or relationships between each director and nominee, or any of his or her family members or affiliates. The Nominating reports its findings to full Board. Based on such report, the Board has affirmatively determined that each of our current directors, other than Jinlong Liu, who serves as our Chief Executive Officer, are independent directors under the applicable guidelines noted above. As a result, each of Zhijie Wang, Anxin Wang, and Chao Liu is deemed to be “independent” as that term is defined under the rules of the Nasdaq Stock Market.

The Board of Directors will maintain three (3) committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. All of the members of our Audit, Nominating, and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. Each of these committees has a written charter approved by the Board of Directors.

For the fiscal year ended December 31, 2021, a general description of the duties of the committees, their members and number of times each committee met were as follows:

Audit Committee.   Our Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with our independent registered public accounting firm the year-end financial statements; (iii) review implementation with the independent registered public accounting firm and management of any action recommended by the independent registered public accounting firm; and (iv) retain and terminate our independent registered public accounting firm. At the end of the 2021 fiscal year, the members of our Audit Committee were Anxin Wang, Zhijie Wang and Chao Liu. Mr. Anxin Wang is designated as our Audit Committee Financial Expert. During the 2021 fiscal year, and presently, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2021, the Audit Committee met on two occasions.

Compensation Committee.   The charter governing the activities of the Compensation Committee (referred to as the “Compensation Committee”) may be viewed online on the SEC website at: https://www.sec.gov/edgar/browse/?CIK=1768910&owner=exclude. The Compensation Committee reviews, approves and administers compensation arrangements for our executive officers, administers our equity-based compensation plans, establishes and reviews general policies relating to the compensation and benefits of our executive officers and other personnel, evaluates the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and evaluates and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. As of the end of the 2020 fiscal year, the members of the Compensation Committee were, Yong Li, Lei Wang and Chao Liu, and currently are Zhijie Wang, Anxin Wang and Chao Liu. At all times members of the Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2021, this committee met on two occasions and acted on unanimous written consent on two (2) occasions.

Nominating Committee.   The charter governing the activities of the Nominating Committee may be viewed online on at the SEC website at: https://www.sec.gov/edgar/browse/?CIK=1768910&owner=exclude. Pursuant to its charter, the Nominating Committee’s tasks include reviewing and recommending to the Board issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating Committee’s functions also include the review of all candidates for a position on the Board of Directors, including existing directors for re-nomination, and reporting its findings with recommendations to the Board. The members of the Nominating Committee as of the end of the 2021 fiscal year were Zhijie Wang, Anxin Wang, and Chao Liu, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2020, this committee met on two occasions.

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Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Nominating Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which such notice of the date of such meeting was mailed a public announcement of the date of such meeting was first made by the Company. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy the general criteria specified in our Amended and Restated By-laws for consideration as a candidate.

Additional Criteria for Notice of Shareholder Nominees

In accordance with our Amended and Restated By-Laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company in accordance with the terms described in the preceding paragraph. Each shareholder’s notice shall set forth for each nominee all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 and pursuant to the Company’s Amended and Restated By-laws, including such person’s written consent to being named as a nominee and to serving as a director if elected, as well as whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company and a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder. Further, the notice shall include as to the shareholder giving notice all information required to be disclosed by the shareholder under Regulation 14A under the Exchange Act, including: (i) the name and address of the shareholder; (ii) the class or series and number of shares of the Company which are, directly or indirectly, owned by such shareholder, as well as any derivative positions held by such shareholder; (iii) any proxy, arrangement, or relationship pursuant to which such shareholder has a right, directly or indirectly, to vote any shares of any security of the Company; (iv) any hedging or similar transactions in securities of the Company directly or indirectly owned by such shareholder; (v) a description of any agreement, arrangement or understanding with respect to the proposal; and (vi) a statement whether either such shareholder intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal.

Shareholder Communications with the Board

Any shareholder may communicate with the Board of Directors in writing through the Company’s Corporate Secretary provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary reviews such communications, and forwards them to the Board of Directors unless the Secretary, in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board’s consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary maintains a permanent written record of all such shareholder communications received by the Secretary. This process was unanimously approved by the Nominating Committee of the Board of Directors (which is comprised of independent directors).

Directors and Executive Officers

Our current directors, officers and director nominees are listed below.

Name	Age	Position
Jinlong Liu	31	Chairman and Chief Executive Officer
Panyan Yu	31	Chief Financial Officer
Anxin Wang	47	Director
Zhijie Wang	36	Director
Chao Liu	38	Director

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Jinlong Liu, our Chairman since December 2019, has been serving as chairman of Shanghai Midai Investment Group, an investment group in Shanghai, focusing on auto finance, real estate investment and investments relating to logistics, tourism and individual transportation, since August 2016. Mr. Liu has also served as chief executive officer of Shanghai Midai Automobile Corp., a subsidiary of Shanghai Midai Investment Group, dealing with auto sales, rental, finance and repairs, as well as gasoline trade, since June 2015. From 2009 to 2015, Mr. Liu served as the manager of Ye Chiu Resources Ltd., Annual Generalizing in the manufacturing and exportation of aluminum materials in China. From 2010 to 2012, Mr. Liu was employed by Jianhua Group Ltd., a trade, finance, retail and construction company in China. From 2012 to 2015, Mr. Liu was employed by Pingan Group., a finance group in China. Mr. Liu received his Bachelor of Environmental Engineering degree from Jiangsu University. We believe Mr. Liu is qualified to serve on our Board of Directors because of his extensive management, investment and financial background.

Ms. Panyan Yu, age 31, has been a certified public accountant since May 2020 in Shanghai Pujiang Certified Public Accountants, which focuses on corporate and government audit. From March 2019 to April 2020, Ms. Yu served as a Senior Investment Manager at Tojoy Holding, which focuses on investment and post-investment management. From July 2017 to March 2018, Ms. Yu joined Datong Securities, which focuses on IPO, re-finance and bond issuance. Ms. Yu received her bachelor degree from The University of Nottingham, Ningbo China, and was licensed as a CPA since 2016. Ms. Yu’s professional career over pass eight years has been in accounting and investment management roles at both Chinese and foreign companies. We believe Ms. Yu is well qualified to serve as our Chief Financial Officer because of her extensive experience and strong expertise in finance and investment.

Dr. Anxin Wang, age 47, has served as General Manager of Strategic Development Division of Zhenyan Asset Management Company, in China since July 2020. From March 2018 to July 2020, Dr. Wang served as the Chairman of the Investment and Financing Committee of Deepblue Technology Company in China. From February 2017 to February 2018, Dr. Wang served as Director of Industry Research in Pengxin Global Resource Company, a listed company in China (stock code:600470). From April 2016 to February 2017, Dr. Wang served as senior director of Strategic Development Center of Xiexin Holding Group in China. From June 2014 to April 2016, Dr. Wang served as General Manager of Research and Development Center of Zhongtai Trust Company Ltd. Dr. Wang received his Bachelor of Economics degree from Shanghai University in 1998, Master of Financial degree from East China Normal University in 2001, and Doctor of Financial degree from Fudan University in 2006. We believe Dr. Wang is well qualified to serve on our Board of Directors and Chairman of Audit Committee because of his extensive business and management experience in China.

Zhijie Wang, age 36, has served as secretary of the board of Jiangsu China Federation Transportation Industry Group Co., Ltd. since July 2020. From April 2019 to June 2020, Mr. Wang has served as the secretary of board of directors of CAR-T (Shanghai) Biotechnology Co., Ltd. Previously, Mr. Wang was secretary of the board of directors and director of Huatai Jewelry Development (Shanghai) Co., Ltd. from October 2015 to March 2019. Prior to that, Mr. Wang was a manager of Shanghai SASAC from July 2008 to September 2015. Mr. Wang received his MBA degree from Shanghai Fudan University in 2018 and his Bachelor of Business Management degree from Shanghai Maritime University in 2008. We believe Mr. Wang is well qualified to serve on our Board of Directors because of his extensive experience and strong expertise in finance, investment and capital markets.

Chao Liu, age 37, has served as a member of our Board of Directors since the effective date of the registration statement for our IPO. Mr. Liu has served as the director of Shanghai Midai Investment Group since December 2018. From August 2016 to December 2018, Mr. Liu served as General Manager of Zhong Fei Finance & Leasing Corp. From August 2015 to August 2016, he served as South China General Manager at Zhong Rong International Trust Corp. From August 2006 to July 2015, he served as General Manager of Chengdu Chaotuo Culture Media Corp. Mr. Liu received a B.A. in Business Administration Science from South West University of Finance and Economics in China. We believe Mr. Liu is well qualified to serve on our Board of Directors because of his extensive business and management experience in China.

Terms of Office of Officers and Directors

Each of our directors holds office for a one-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our founder shares.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Greencity Acquisition Corporation, 505 Eshan Road, Floor 6, Pudong New District, Shanghai, China 200120. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

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Director Independence

The NASDAQ listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We currently have three “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our board has determined that each of Messrs. Anxin Wang, Zhijie Wang and Chao Liu are independent directors under applicable SEC and NASDAQ rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Director Nominations

As stated above in this Proxy Statement, we have established a standing nominating committee, In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Anxin Wang, Chao Liu, and Zhijie Wang. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement filed in connection with our IPO. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

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Director and Officer Compensation

No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Directors, officers and founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After completion of our initial business combination, members of our management team who remain with us may be paid employment, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. The amount of such compensation may not be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in an Exchange Act filing such as Current Report on Form 8-K, as required by the SEC.

Employment Agreements

We do not currently have any written employment agreements with any of our directors and officers except certain indemnification agreements with our directors.

Retirement/Resignation Plans

We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Greencity’s ordinary shares as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our current officers and directors; and

•	all current officers and directors as a group.

As of the record date, there were a total of 5,181,950 ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Cynthia Management Corporation (2)	1,260,000	24.31%
Jinlong Liu(3)	1,260,000	24.31%
Anxin Wang	—	—
Zhijie Wang	—	—
Panyan Yu	—	—
Chao Liu	—	—
All directors and officers as a group	1,260,000	24.31.0%
Bank of Montreal(4)	370,000	7.1%
Mizuho Financial Group, Inc. (5)	298,905	5.76%
Feis Equities LLC (6)	543,428	10.48%
Glazer Capital, LLC(7)	281,200	5.4%
Hudson Bay Capital Management LP(8)	325,000	6.27%
Harraden Circle Investors, LP(9)	267,300	5.15%

(1)	Unless otherwise indicated, the business address of each of the individuals is 505 Eshan Road, Floor 6, Pudong New District, Shanghai, 200120.

(2)	Represents 1,000,000 founder ordinary shares and 260,000 private placement ordinary shares held by Cynthia Management Corporation, our sponsor.

(3)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our sponsor.

(4)	Based on a Schedule 13G/A filed with the SEC on February 15, 2022.

(5)	Based on a Schedule 13G filed with the SEC on February 14, 2022.

(6)	Based on a Schedule 13G/A filed with the SEC on August 25, 2021.

(7)	Based on a Schedule 13G/A filed with the SEC on February 16, 2021.

(8)	Based on a Schedule 13G filed with the SEC on February 9, 2021.

(9)	Based on a Schedule 13G filed with the SEC on May 2, 2022.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In February 2019, our sponsor purchased 1,150,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.02 per share. Subsequently, in connection with our IPO and the exercise of the underwriter’s exercise of its over-allotment option, an aggregate of 150,000 ordinary shares of our sponsor were forfeited.

Our sponsor purchased an aggregate of 260,000 Private Placement Units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each Private Placement Unit consists of one private placement share and one private placement warrant. Each private placement warrant entitles the holder upon exercise to purchase one-half of one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. The Private Placement Units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

In connection with the completion of our initial public offering, we entered into an Administrative Services Agreement with our sponsor pursuant to which we will pay a total of $10,000 per month for office space, administrative and support services to such affiliate. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 21 months, our sponsor will be paid a total of $210,000 ($10,000 per month) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses. In the event the Extension Proposal is approved and adopted by the shareholders, the Administrative Services Agreement will be extended to the Extended Date.

Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our sponsor has agreed to loan us up to $500,000 to be used for a portion of the expenses of our initial public offering. As of the date of closing our initial public offering, we had borrowed $349,590 under the promissory note with our sponsor. The promissory note is non-interest bearing, unsecured and was originally due and payable in connection with the closing of our IPO (July 28, 2020); however, the terms of payment were amended to provide upon payment upon consummation of our initial business combination.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares if $1,500,000 of notes were so converted as well as 150,000 warrants to purchase 75,000 shares) at the option of the lender. The units would be identical to the Private Placement Units issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

The holders of the founder shares, Private Placement Units, the shares underlying the warrants underlying the unit purchase option issued to the underwriters of our initial public offering, and units that may be issued on conversion of working capital loans (and any securities underlying the private placement units and the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

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SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the 2023 Annual Meeting, your proposals are required to be submitted to Greencity by no later than July 28, 2023.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Greencity and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Greencity’s proxy statement. Upon written or oral request, Greencity will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Greencity deliver single copies of such documents in the future. Shareholders may notify Greencity of their requests by calling or writing Greencity at Greencity’s principal executive offices at 505 Eshan Road, Floor 6, Pudong New District, Shanghai, 200120.

WHERE YOU CAN FIND MORE INFORMATION

Greencity files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Greencity files its reports, proxy statements and other information electronically with the SEC. You may access information on Greencity at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Greencity Acquisition Corporation

505 Eshan Road, Floor 6,

Pudong New District,

Shanghai, 200120

Telephone: (86) 21-2025 7919

In order to receive timely delivery of the documents in advance of the Annual General Meeting, you must make your request for information no later than [●], 2022.

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ANNEX A

GREENCITY ACQUISITION

CORPORATION (the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Proposal 3 - Extension Proposal

The Amended and Restated Memorandum and Articles of Association of Greencity Acquisition Corporation shall be amended by deleting Section 48.7 and 48.8 in its entirety and replacing it with the following

“48.7     In the event that the Company does not consummate its initial Business Combination by October 28, 2022 (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination for a further six (6) months (the “Extension”) to April 28, 2023 (the “Extended Date”), provided that if the Company exercises the Extension.

If the Company does not complete its initial Business Combination by the Extended Date, then the Company shall:

(a)       cease all operations except for the purpose of winding up;

(b)       as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including a pro rata portion of interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members' rights as Members (including the right to receive further liquidation distributions, if any); and

(c)       as promptly as reasonably possible following such redemption, subject to the approval of the Company's remaining Members and the Directors, liquidate and dissolve,

subject in the case of (b) and (c) above to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation (as defined in Article 49.5).

48.8     In the event that any amendment is made to this Article that would affect the substance or timing of the Company's obligation to:

(a)       provide for the redemption of the Public Shares in connection with a Business Combination; or

(b)       redeem 100 per cent of the Public Shares if the Company has not consummated a Business Combination by the Extended Date, or such later time as the Members may approve in accordance with the Articles, each holder of Public Shares who is not the Sponsor, a founder, officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation (as defined in Article 49.5).”

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PROXY

GREENCITY ACQUISITION CORPORATION

505 Eshan Road, Floor 6,

Pudong New District,

Shanghai, 200120

Phone: +86 (21) 2025-7919

ANNUAL ANNUAL MEETING OF SHAREHOLDERS

OCTOBER [•], 2022

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER [•], 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October [•], 2022, in connection with the Annual General Meeting and at any adjournments thereof (the “Annual General Meeting”) to be held at 10:00 a.m. Eastern Time on October [•], 2022 on a virtual basis, and hereby appoints Jinlong Liu and Panyan Yu, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Greencity Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” PROPOSAL 1 AND “FOR” PROPOSAL 2, 3, and 4.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on October [•], 2022: This notice of Annual General Meeting and the accompany proxy statement are available at https://www.cstproxy.com/greencityacquisition/2022.

PROPOSAL 1: Election of Directors

To approval of the appointment of four (4) members to the Board of Directors.

NOMINEES:

Jinlong Liu	Zhijie Wang	Anxin Wang	Chao Liu

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:
______________________
______________________
______________________

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PROPOSAL 2: Ratification of Appointment of Independnet Auditor

To ratify the appointment of Friedmand LLP as the Company’s independent registered public account firm for the 2022 fiscal year.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Extension Proposal.

Amend Greencity’s Amended and Restated Memorandum and Articles of Association to extend the date by Greencity must consummate its initial business combination to April 28, 2023, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 48.7 and 48.8 thereof and replacing it with the new Section 48.7 and 48.8 in the form set forth in Annex A of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: Adjournment Proposal

To direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposals 1, 2 and 3.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting     ☐ YES        ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

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PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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